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COMMON STOCK                                                                                                       __________ SHARES
CERTIFICATE NO. __                                        MSB FINANCIAL CORP.

                                                       INCORPORATED UNDER THE
                                                      LAWS OF THE UNITED STATES
                                                                                                                   CUSIP ___________
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

               THIS
               CERTIFIES
               THAT

               IS THE
               OWNER OF        _________________________________________________

                      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.10 PAR VALUE PER SHARE, OF

                                                        MSB FINANCIAL CORP.

         The shares evidenced by this certificate are transferable only on the books of the Company by the holder of record hereof in person or by attorney, upon the surrender of this certificate properly endorsed.  This certificate and the shares represented thereby are issued and shall be subject to all the provisions contained in the Charter and Bylaws of the Company and any amendments thereto (copies of which are on file with the Company, and to all the provisions to which the holder, by acceptance hereof, assents.
These shares are nonwithdrawable and are not of an insurable type.  This certificate is not valid unless countersigned and registered by the Company's transfer agent and registrar.

                            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT A DEPOSIT OR ACCOUNT
                                          AND ARE NOT FEDERALLY INSURED OR GUARANTEED.

         In Witness Whereof, MSB Financial Corp. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:


______________________________________                                                         _____________________________________
Nancy E. Schmitz                                                                               Gary T. Jolliffe
Secretary                                               [SEAL]                                 President and Chief Executive Officer

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                                                        MSB FINANCIAL CORP.

         The shares represented by this certificate are issued subject to all the provisions of the Charter and Bylaws of
MSB FINANCIAL CORP. (the "Company"), as from time to time amended (copies of which are on file at the principal office of the
Company), to all of which the holder by acceptance hereof assents.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants in common          UNIF GIFT TRAN ACT - _____  Custodian ___________
                                                              (Cus)              (Minor)
TEN ENT -  as tenants by the entireties
                                                              under Uniform Transfers to Minors Act


JT TEN  -  as joint tenants with right of                     _____________________________________
           survivorship and not as tenants                                ( State)
           in common

                    Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto ______________________,
_____________________ shares of the common stock evidenced by this certificate, and do hereby irrevocably constitute  and  appoint
________________________________, Attorney, to transfer the said shares on the books of the Company with full power of substitution.

Dated _______________, ________

                                                ________________________________
                                                Signature


                                                ________________________________
                                                Signature

In presence of: ____________________________________________

NOTE:  THE SIGNATURE TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME OF THE STOCKHOLDER(S)  AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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